Amendment No. 2 (the "Amendment"), dated as of the 29 day of December, 2004, to an Executive Employment Agreement (the "Agreement"), dated as of December 4, 2002 and amended on January 1, 2003, between Phone1Globalwide, Inc., a Delaware corporation, having an address at 100 North Biscayne Blvd., Suite 2500, Miami, Florida 33132 (the "Employer") and Dario Echeverry, residing at 4000 Island Blvd., #402, Williams Island, FL 33160 (the "Executive").

                                R E C I T A L S:

          A. The parties desire to amend the provisions of Section 2.b. of the Agreement relative to Employment Period, upon the terms and conditions herein below set forth.

          B. Capitalized terms when used herein shall have the meaning ascribed to them in the Agreement unless the text hereof specifically provides to the contrary.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration which the parties acknowledge they have received, it is agreed as follows:

          1. Section 2.b. of the Agreement is amended and replaced to read as follows:

                      "EMPLOYMENT PERIOD. The Company shall employ the Executive and the Executive shall be employed by the Company, on the terms and conditions hereinafter set forth, for a period commencing as of April 1, 2002 (the "Effective Date") and ending on June 1, 2005. Subject to the provisions of Section 4 of this Agreement, the period of employment shall be automatically extended for successive one-year terms of employment, unless either the Company or the Executive notifies the other in writing at least ninety (90) days prior to the end of the then current term that it or he does not intend to renew such employment, in which case such employment will expire at the end of the then current term. All references herein to the "Employment Period" shall refer to both the initial term and any such successive renewal term."

          2. Except as specifically amended herein, the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first above written.

                                    PHONE1GLOBALWIDE, INC.

                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________


                                    ____________________________
                                    DARIO ECHEVERRY